SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 19, 2003

                      AMERICAN MILLENNIUM CORPORATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New Mexico                    0-10841                   85-0273340
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


110 North Rubey Drive, Suite 100A, Golden, CO                       80403
---------------------------------------------                    ----------
  (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code      (303) 279-2002
                                                    ----------------------------

                                    No Change
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

President and CEO Garrett L. Thomas resigned his positions of officer and director of American Millennium Corporation, Inc. ("the Company") effective February 19, 2003. The board of directors and Mr. Thomas mutually agreed that based on the company's desired business direction, a change in the position of president & CEO would be in the best interest of both the Company and Mr. Thomas.

As part of the settlement agreement reached with Mr. Thomas, the Company assigned to Mr. Thomas the Purchase Agreement between AMCi and Interlink Logistics, Inc. dated June 28, 2002. Also, as part the settlement agreement, the Company assigned to Mr. Thomas open accounts receivable due from Interlink Logistics, Inc. in the amount of $105,064 in exchange for all accrued and unpaid compensation, all unpaid reimbursable expenses due Mr. Thomas and the forfeiture of all his stock compensation plans.

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The Board of Directors decided to assign the Interlink contract to Mr. Thomas as part of the settlement agreement because the Interlink contract was outside the scope of AMCi's current business plan and it was felt that Mr. Thomas would be best able to support the contract on an individual basis. AMCi will continue to provide monthly engineering support for Interlink until an alternative solution can be found.

On February 21, 2003 the Board of Directors for American Millennium Corporation, Inc. approved and tendered an offer to James Hamilton for the position of President and Chief Executive Officer of the Company. On February 22, 2003 Mr. Hamilton accepted the Board's offer.

Mr. Hamilton is currently a consultant for Schlumberger Corporation involved with remote data acquisition for oil field applications since June 2002. Prior to this association with Schlumberger, he was Vice President - Strategic Accounts at Wireless Matrix Corp. He has been employed at DecisionLink Inc. as Vice President - Operations, and Eagle Wireless Inc. At W&H Development Inc., he was President from 1990 through Sep 1997. He was also a civil engineer with Brown & Root Foreign Marine, with various assignments in Norway, Scotland, Iran, Libya, Japan, Korea, Argentina, and Alaska.

His areas of responsibility have included remote data acquisition for oil field applications; strategic account management (Schlumberger, Cornerstone Propane, Halliburton Oil Field Services); propane gas tank monitoring; marketing and sales of well head communications equipment; and design and manufacture of a gas well controller to manage stripper gas and oil well production.

Mr. Hamilton will immediately assume the position of President & CEO at AMCI.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits
10.1     Resignation & Settlement Agreement, General Release and Covenant Not to
         Sue

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN MILLENNIUM CORPORATION, INC.

                                   Registrant

                                   By:  /s/  Ronald J. Corsentino
                                        --------------------------------------
                                 Name:       Ronald J. Corsentino
                                 Title:      Chief Financial Officer and
                                              Controller


Dated:  February 24, 2003

               RESIGNATION & SETTLEMENT AGREEMENT, GENERAL RELEASE
                             AND COVENANT NOT TO SUE

     This settlement agreement dated as of February 19, 2003 (the "Agreement") is between Garrett L. Thomas ("Thomas") and American Millennium Corporation, Inc. ("AMCi"), a New Mexico corporation (collectively "the Parties").

                                    RECITALS

A. As of October 1, 2001 AMCi employed Thomas as President, CEO and member of the Board of Directors.

B. Thomas and AMCi have mutually agreed that it would be in both of their interests for Thomas to resign from the employment relationship between them.

C. In connection with the resignation from the employment relationship, Thomas and AMCi desire to release each other from any and all obligations or legal right either may owe to the other, except for the specific rights identified in this Agreement.

D. It is intended that this Agreement be construed in the broadest possible manner, in accordance with the parties' express intention that all disputes between them arising out of or in any way connected to Thomas' employment with AMCi be forever resolved. This includes all potential and actual claims under both federal and state law and under any company benefit plan. Thomas shall retain no rights with respect to his employment except for any rights he may have under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and any rights specifically granted by this Agreement.

     THEREFORE, in consideration of the mutual promises, covenants and other considerations set forth below, Thomas and AMCi agree as follows:

                                    AGREEMENT

1. Consideration. In consideration for Thomas' resignation of employment, the confidentiality provisions, the non-compete provisions, the releases and other agreements set forth in this Agreement, AMCi agrees to the following:

     (a) Assign to Thomas the Purchase Agreement between AMCi and Interlink Logistics, Inc. dated June 28, 2002; and

     (b) To provide reasonable transition engineering support for any software activities provided by AMCi prior to the date of this Agreement should that be required to effectuate the transfer of the subject Purchase Agreement; and

     (c) Assign to Thomas all open accounts receivable due from Interlink Logistics, Inc. through January 24, 2003 in the amount of $105,064.39 in exchange for the execution by Thomas of this Agreement and Thomas' agreement hereby to release AMCi from any and all claims for all accrued and unpaid compensation, all unpaid reimbursable expenses and the forfeiture of all stock compensation plans, specifically an Employee Stock Option Agreement entered into on October 1, 2001 for the option to purchase 1,000,000 shares of AMCi stock for $0.19 per share.

2. Resignation. Thomas hereby resigns his employment with AMCi as President, CEO and Board of Directors Member and as President, Secretary and Board of Directors Member of AMCi International, Inc. effective as of February 19, 2003.

3. Employer property and trade secrets. Garrett L. Thomas will return to American Millennium Corporation, Inc. any and all of its property and documents, which he may have in his possession. Garrett L. Thomas further agrees never to disclose to any person or entity any confidential or proprietary information of or about American Millennium Corporation, Inc., except upon the express authorization and consent of American Millennium Corporation, Inc. This agreement expressly includes a desktop computer purchased by AMCi on January 10, 2002.

4. COBRA. Garrett L. Thomas hereby acknowledges that American Millennium Corporation, Inc. has advised him that pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) he has a right to elect continued coverage under American Millennium Corporation, Inc. group health plan, at his own expense, for a period of eighteen months from the date of this release. Such election must be made no later than sixty days after that date.

5. Statements to unemployment board and to others. American Millennium Corporation, Inc. agrees that it will not contest Garrett L. Thomas' application for unemployment insurance benefits. Notwithstanding this agreement, however, American Millennium Corporation, Inc. reserves the right to truthfully furnish information requested by the unemployment board or any other agency and to rebut false or misleading information submitted by the employee, whether requested to do so or not.

6. Mutual General Release. Except as specifically provided herein to the contrary, Thomas, for himself, his heirs, his personal representatives, assigns, and attorneys, and AMCi, for itself, its present and future affiliates and subsidiaries, and each of their past, present, and future officers, directors, employees, shareholders, independent contractors, insurers, agents, representatives, assigns and attorneys, mutually release and discharge the other, the other's heirs, personal representatives, assigns, present and future affiliates and subsidiaries, past, present, and future officers, directors, employees, shareholders, independent contractors, attorneys, insurers, and any and all other persons or entities that are now or may become liable to the other due to the acts or omissions of either Thomas or AMCi, of and from any and all actions, causes of actions, claims, demands, costs and expenses, including attorneys' fees, of every kind and nature whatsoever, in law or in equity, whether now known or unknown, that either of them, or any person acting under any of them, may now have, or claim at any future time to have, based in whole or in part upon any act or omission occurring prior to the effective date of this Agreement without regard to present actual knowledge of such acts or omissions, including specifically, but not by way of limitation, matters which may arise at common law, such as breach of contract, expressed or implied, promissory estoppel, wrongful discharge, tortuous interference with contractual rights, infliction of emotional distress, defamation, or under Federal, State or Local Laws, such as, but not necessarily limited to the Fair Labor Standards Act, the Employee Retirement Income Security Act, the National Labor Relations Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination and Employment Act, the Rehabilitation Act of 1973, the Equal Pay Act, the Americans With Disabilities Act, and the Colorado Civil Rights Act.

7. Covenant Not to Sue. Thomas, AMCI, and any affiliate, each covenant with the other never to institute or participate in any administrative proceeding, suit or action, at law or in equity, against each other by reason of any claim released in this Agreement.

8. Denial of Liability. Thomas and AMCi each understand and agree that this Agreement shall not be construed as an admission of liability on the part of any person, firm, corporation, or other entity released, liability being expressly denied.

9. Covenant of Nondisparagement. Thomas covenants never to disparage or speak ill of AMCi or any of their products, services, affiliates, subsidiaries, officers, directors, employees or shareholders. AMCi will take reasonable steps to prevent and will not knowingly permit any of its respective employees or agents to, disparage or speak ill of Thomas.

10. Confidentiality. Thomas agrees that he shall not divulge, disclose, or make available in any manner, or to any person or entity, other than his legal counsel, financial adviser or spouse, the terms of this Agreement, except to the extent necessary for the payment of federal and state income taxes, if any, or as required by Interlink Logistics, Inc. as the other party to the Purchase Agreement being transferred under 1(a) above. AMCi agrees that neither AMCi nor any of its officers, employees, directors or affiliates shall divulge, disclose, or make available in any manner, or to any person or entity, other than their legal counsel, financial advisors and accountants, the terms of this Agreement, except to the extent necessary for the withholding of federal and state income and other taxes or as otherwise may be required by law. If any Party hereto makes a disclosure in violation of this paragraph, the other Party or Parties, in addition to any other remedies available at law or in equity, shall be entitled to disclose such previously disclosed information as may be reasonably necessary.

11. Nonreliance. The undersigned Parties agree that they expressly assume all risk that the facts or law may be, or become, different than the facts or law as presently believed by them. Thomas and AMCi expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other party, in any way relating to the subject matter of this Agreement.

12. Governing Law. This Agreement shall be governed by the laws of the state of Colorado and may be enforced in any court of competent jurisdiction.

13. Signatures. By their signatures below, each party to this Agreement represents that he or it has read this Agreement in full, has voluntarily entered into this Agreement upon advice of legal counsel, or with the full opportunity to consult legal counsel, agrees that it is in his or its best interest to enter into this Agreement, agrees that he or it believes that this Agreement represents a fair and reasonable settlement between the parties and agrees to all of the terms and conditions specified in this Agreement.

14. Entire Agreement. This Agreement represents the entire agreement between the parties, and this Agreement may not be modified or otherwise amended without a document, in writing, subscribed to by each of the parties.

DATED this 19th day of February 2003.

GARRETT L. THOMAS


/s/      Garrett L. Thomas
    --------------------------------

AMERICAN MILLENNIUM CORPORATION, INC.


/s/      Bruce R. Bacon
    ----------------------------------------
Authorized Agent/Representative

       American Millennium Announces Appointment of New President and CEO

GOLDEN, Colo.--(BUSINESS WIRE)--Feb. 24, 2003--American Millennium Corporation, Inc. (OTCBB: AMCI) announced today that its President and CEO Garrett L. Thomas resigned his positions of officer and director of American Millennium Corporation, Inc. ("the Company") effective February 19, 2003. The board of directors and Mr. Thomas mutually agreed that based on the company's desired business direction, a change in the position of president & CEO would be in the best interest of both the Company and Mr. Thomas.

On February 21, 2003, the Board of Directors for American Millennium Corporation, Inc. approved and tendered an offer to James Hamilton for the position of President and Chief Executive Officer of the Company. On February 22, 2003 Mr. Hamilton accepted the Board's offer.

Mr. Hamilton is currently a consultant for Schlumberger Corporation involved with remote data acquisition for oil field applications since June 2002. Prior to this association with Schlumberger, he was Vice President - Strategic Accounts at Wireless Matrix Corp. He has been employed at DecisionLink Inc. as Vice President - Operations, and Eagle Wireless Inc. At W&H Development Inc., he was President from 1990 through Sep 1997. He was also a civil engineer with Brown & Root Foreign Marine, with various assignments in Norway, Scotland, Iran, Libya, Japan, Korea, Argentina, and Alaska.

His areas of responsibility have included remote data acquisition for oil field applications; strategic account management (Schlumberger, Cornerstone Propane, Halliburton Oil Field Services); propane gas tank monitoring; marketing and sales of well head communications equipment; and design and manufacture of a gas well controller to manage stripper gas and oil well production.

Mr. Hamilton will immediately assume the position of President & CEO at AMCI.

About AMCi

AMCi, headquartered in Golden, Colorado, is a provider of wireless solutions for tracking and monitoring of mobile and fixed assets utilizing wireless communication technology and its own collection of hardware and proprietary software applications. The core of AMCi's business is the provision of information collected from remote assets to the owner/operator for use in their management of those assets. The information can be provided on a secure website at AMCi's server facilities for access by the owner/operator through the Internet and a web browser or by pager, cellular phone or PDA. AMCi is a licensed value added reseller for Vistar Datacom in the United States and Canada and is the Vistar licensed Regional Operator for South America.

This press release contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual outcomes and results to differ materially from these statements. Risks and uncertainties include the ability of the Company to complete the transaction in question. Risks and uncertainties may also include those set forth in the Company's Annual Report on Form 10-K for the year ended July 31, 2002, and other documents filed by the Company from time to time with the Securities and Exchange Commission. Copies are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company assumes no obligation to update the forward-looking statements included in this document.


    CONTACT: American Millennium Corporation, Inc.
             Jim Hamilton, 303/279-2002
             jhamilton@amc-wireless.com

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